SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                       November 2, 1999 (November 2, 1999)



                              IMMUNE RESPONSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


COLORADO                          33-17922-C                          84-0950197
--------------------------------------------------------------------------------
(State or other                   (Commission                   (I.R.S. Employer
jurisdiction                     File Number)               Identification No.)
of incorporation)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8139





         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On November 2, 1999, Immune Response, Inc. (the "Registrant") dismissed Davis & Co., CPA's, P.C. as its independent certified public accountant. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to audit scope or accounting principles regarding the reports of Davis & Co., CPA's, P.C. on the Registrant's financial statements for each of the fiscal years ended December 31, 1998 and 1997, or any subsequent interim period. The Registrant's Board of Directors approved the change of accountants and that action was ratified by the Board of Directors of the Registrant as it has no formal audit committee. There were no disagreements with Davis & Co., CPA's, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures leading to their dismissal.

     For the fiscal years ended December 31, 1998 and 1997, the auditors report contained a qualification as to uncertainty which read as follows for the year ended December 31, 1998:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8, the Company has minimal capital resources presently available to meet obligations which normally can be expected to be incurred by similar companies, and has an accumulated deficit of ($924,145) at December 31, 1998. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     There were no reportable events, in each case, during either of the Registrant's two most recent fiscal years or any subsequent interim period.

     (b) Simultaneously with the dismissal of its former accountants, the Registrant approved and engaged Gelfond Hochstadt Pangburn, P.C. to act as its independent certified public accountant as successor to Davis & Co., CPA's, P.C. During the Registrant's two most recent fiscal years or subsequent interim periods the Registrant has not consulted Gelfond Hochstadt Pangburn, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

     16.1 Letter from Davis & Co., CPA's, P.C. dated November 2, 1999, addressed to the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMMUNE RESPONSE, INC.



Date: November 2, 1999                 By: /s/ Joseph W. Hovorka
                                           ----------------------------
                                           Joseph W. Hovorka, President


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